CINCINNATI  FINANCIAL  CORPORATION

Investor Contact: Dennis E. McDaniel

513-870-2768

CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik

513-603-5323

Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Announces Second-Quarter Catastrophe Losses and

Early Online Access to Its June 30 Portfolio Listing

Cincinnati, July 13, 2009 – Cincinnati Financial Corporation (NASDAQ:CINF) today said that it expects to report second-quarter pre-tax catastrophe losses from severe weather of approximately $106 million for its property casualty insurance operations through The Cincinnati Insurance Companies. Catastrophe losses reduce property casualty insurance underwriting income, a component of consolidated net income along with income from investment operations and life insurance operations.

Kenneth W. Stecher, president and chief executive officer, commented, “Our policyholders and agents appreciate our quick response and fair payment of storm claims. Our financial strength and superior claims service continue to be reasons they can depend on Cincinnati Insurance.”

Storm Losses

Our $106 million catastrophe loss estimate for the second quarter of 2009 compares to $113 million for the second quarter of 2008. This translates into a second-quarter estimated catastrophe loss contribution to the combined ratio of approximately 14.5 percentage points in 2009 and 14.9 percentage points in 2008, both significantly exceeding the 10-year annual average of 3.8 percentage points.

Stecher added, “The impact from severe weather was worse than its impact in the first quarter of this year and similar to its impact in the second quarter of last year. Most of the second-quarter 2009 losses were due to wind and hail damage from three separate storms with nearly $30 million each in losses. The largest one occurred June 10 through June 18, covering a 13-state area.”

Investment Portfolio Listing as of June 30, 2009

The company will post a preliminary listing of its fixed-maturity and equity portfolio as of June 30, 2009, on its Web site at www.cinfin.com/investors during the week of July 20, 2009. The consolidated portfolio listing with market values and amortized cost will be available in PDF format. The spreadsheet format option will offer detail of securities ownership by the parent and each subsidiary company.

Stecher concluded, “Providing this investment data prior to our quarterly earnings announcement will give investors a preview of an important component of our book value, which will reflect the favorable impact of improved valuation during the second quarter for our investment portfolio. Our investment philosophy continues to consider the appropriate balance between current income and the potential for long-term capital appreciation for the benefit of shareholders.”

Cincinnati Financial plans to report final, full results for the second quarter on Thursday, July 30, 2009. A conference call to discuss the results will be held at 11:00 a.m. EDT on that day, with a live, audio-only webcast available at www.cinfin.com/investors.

Safe Harbor Statement

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2008 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 25. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Inadequate estimates or assumptions used for critical accounting estimates

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Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies

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Delays in adoption and implementation of underwriting and pricing methods that could increase our pricing accuracy, underwriting profit and competitiveness

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Inability to defer policy acquisition costs for our personal lines segment if pricing and loss trends would lead management to conclude this segment could not achieve sustainable profitability.

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Further decline in overall stock market values negatively affecting the company’s equity portfolio and book value

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Events, such as the credit crisis, followed by prolonged periods of economic instability, that lead to:

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Significant or prolonged decline in the value of a particular security or group of securities and impairment of the asset(s)

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Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

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Significant rise in losses from surety and director and officer policies written for financial institutions

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets

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Increased competition that could result in a significant reduction in the company’s premium volume

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Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Multi-notch downgrades of the company’s financial strength ratings

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Concerns that doing business with the company is too difficult

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace

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Restrict our ability to execute our business model, including the way we compensate agents

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Adverse outcomes from litigation or administrative proceedings

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

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Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, annuities and surplus lines property and casualty insurance. For additional information about the company, please visit www.cinfin.com.

Mailing Address:

Street Address:

P.O. Box 145496

6200 South Gilmore Road

Cincinnati, Ohio 45250-5496

Fairfield, Ohio 45014-5141

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